LOAN AGREEMENT BY AND BETWEEN

                            BUYERSONLINE.COM, INC.,
                            A DELAWARE CORPORATION

                                      AND


     This Loan Agreement (the "Agreement") is entered into as of this 24th day of October 2001, by and between Buyersonline.com, Inc., a Delaware corporation ("Debtor"), _________or his assignee ("Lender"). Maker and Lender may be independently referred to hereinafter as "Party" or collectively as the "Parties."

                                   RECITALS:

     WHEREAS, the Lender agrees to loan to Debtor the sum of $100,000 (the "Advances"), bearing interest at the interest rate of twelve (12%) per annum and evidenced by a promissory note (the "Note").

     WHEREAS, Lender has purchased the Note in the amount set forth in Section I herein.

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations, and warranties contained in this agreement, the receipt and sufficiency of which is hereby mutually acknowledged, the Parties agree as follows:

1.   Loan Amount; Interest.

     Pursuant to the "Promissory Note" attached hereto as Exhibit I (the "Note"), Lender has agreed to loan Debtor the aggregate principal amount of One hundred Dollars ($100,000) (the "Loan"). Fixed interest shall accrue on the Note at the rate of twelve percent (12%) per annum and the principal of the Note shall be paid monthly from the Revenue Pool (defined hereinafter) Gross Revenues, (defined hereinafter). The interest accruing on the Loan (the "Interest") shall be paid monthly as set forth herein.

2.   Promissory Note.

     In consideration thereof, Debtor will issue, cause to be executed and deliver to Lender, concurrent with its execution hereof, a Note equal to the amount of the Loan, upon the terms and conditions specified therein, and in the form attached hereto as Exhibit 1.

3.   Loan Provisions.

     Debtor is a consumer buying organization that offers high quality monthly services (the "Services") at significantly discounted prices to residential consumers and commercial businesses on a membership basis. Debtor currently has set apart the revenues from approximately 4,027 of its current members (the "Current Members") that purchase the Services from Debtor on a monthly basis (the "Current Members' Monthly Revenues"). Debtor has bundled the Current Members' Monthly Revenues into a revenue pool (the "Revenue Pool") from which it will pay Lender additional interest (the "Additional Interest Payments") on the Loan. The Additional Interest Payments shall be calculated pro rata against the Revenue Pool. A schedule of the Current Members is available upon Lender's reasonable request. The Interest and the Additional Interest will be paid as follows:

     Debtor will pay to Lender on or before the 10th of every month twenty percent (20%) of the Current Members' Monthly Revenues from the Revenue Pool that will be applied against the Note's principal until the Note is
     paid  in  full.   Thus,  each such Additional Interest  Payment  shall  be
     debited  against  the  Note's principal balance.   For  purposes  of  this
     Agreement, Current Members' Monthly Revenues shall mean, all revenues received from the Current Members, less taxes, PICC charges, late fees and
     penalties.   If  the  Note's principal balance is not paid  on  or  before
     October 24, 2002, the Additional Interest Payment shall increase to twenty-five percent (25%) of the Current Members' Monthly Revenues, generated from the Current Members' billings for the Services until the Note's principal balance is paid in full. All principal of the Note is due and payable on or before October 24, 2003.
     The Interest and the Additional Interest Payments will be paid on or before the 10th day of each month. For purposes of this Agreement, each monthly Interest payment shall be accrued against the then outstanding principal balance owing under the Note.

     3.1 Additional Interest. After the Note's principal balance is paid in full, by the Additional Interest Payments, the Additional Interest Payment shall be reduced to an amount equal to ten percent (10%) on the Current Members' Monthly Revenues generated from the Current Members' billings for the Services (including all services and/or products provided by Debtor) (the "Reduced Additional Interest"). The Reduced Additional Interest will be paid on or before the 10th day of each month. The Reduced Additional Interest payment will continue until the all of the Current Members cease to purchase telecommunication or other products or services from Debtor.

      3.2 Cash Flow Projections. Attached hereto as Exhibit II are cash flow projections relative to the Current Members' Monthly Revenues for the next thirty-six (36) months (the "Cash Flow Projections"). The Cash Flow Projections are Debtor's best estimate of the Additional Interest Payments that Lender will receive hereunder. The estimates described in the Cash Flow Projections are Debtor's best estimates of Current Members' Monthly revenues based upon the New Members current billing history with Debtor. The Cash Flow Projections are not guaranteed and depend heavily upon the following: the length of time each Current Member remains a member with Debtor; the size of each Current Member's billing for the Services; and the Current Member's timely payment of his/her/its billings for the Services.

4.   Warrant Agreement; Piggv-Back Registration Rights.

      4.1 Warrant Agreement. In consideration of Lender tendering the Advances pursuant to the Note, Debtor agrees to execute a warrant agreement (the "Warrant Agreement") to purchase shares of Debtor's common stock (the "Warrant Shares"). A copy of he Warrant Agreement is attached hereto and Exhibit III and incorporated herein by reference. Pursuant to the Warrant Agreement, Lender shall receive a warrant to purchase shares equaling twenty-five percent (25%) of the Loan amount, with a strike price of $2.50. For example, for every $100,000 Advanced, Lender will receive a warrant to purchase 25,000 shares of the Debtor's common stock. The Warrant Shares will be exercisable for two (2) years following the Closing, defined in paragraph 11 hereof.

     4.2 Piggy-Back Registration Rights. The Warrant Shares issued to Lender, pursuant to Warrant Agreement, shall include one (1) piggyback registration right.

5.   Default Provisions.

      The occurrence of one or more of the following events shall constitute an event of default of this Agreement:

     5.1 Nonpayment. The nonpayment of any principal or interest by Debtor on the Loan when the same becomes due and payable which is not cured within twenty
(20) days of the due date.

     5.2 Bankruptcy. The entry of a decree or order by a court having appropriate jurisdiction adjudging Debtor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization or liquidation of Debtor under the Federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee or trustee over any substantial portion of the Debtor's property or Collateral, as defined in Section 6, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days.

     5.3 Involuntary Bankruptcy. The institution by Debtor of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable federal or state law, or consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee or trustee of the Debtor, shall become subject to the jurisdiction of a federal bankruptcy court or similar state court, or if Debtor shall make an assignment for the benefit of its creditors, or if there is an attachment, receivership, execution or other judicial seizure, or if there is an admission in writing by Debtor of its inability to pay its debts generally as they become due, or the taking of corporate action by Debtor in furtherance of any such action.

     5.4 Failure to Comply. Debtor's failure to comply with any material term, obligation, covenant, or condition contained in this Agreement, within twenty (20) days after receipt of written notice from the Lender demanding such compliance.

     5.5 Misrepresentation. Any warranty, covenant, or representation made to Lender by Debtor under this Agreement, or any related agreement executed in connection with this Offering, proves to have been false in any material respect when made or furnished.

     5.6 Seizure. Any levy, seizure, attachment, lien, or encumbrance of or on the Collateral, as defined in Section 6.2, other than those existing as of the date hereof, which is not discharged by Debtor within ten (10) days,

     5.7  Other Default.  Any other default under the terms of the Note.

6.   Acceleration.

     At the option of Lender, and without demand or notice, all principal and any unpaid interest shall become immediately due and payable upon an event of default as set forth in Section 4 above, subject to the Debtor's right to cure any default within thirty (30) days of occurrence. Any reasonable attorneys' fees and other expenses incurred by Lender in connection with enforcing any of its rights hereunder or from a bankruptcy filing relating to Debtor, whether a lawsuit is filed or not, shall be additional indebtedness of Debtor secured by this Agreement, and shall not be deemed a penalty.

     6.1  Cure.

     Debtor shall be provided a period of thirty (30) days from the date of an event of default, as defined in Section 4 hereinabove, to cure a default. In the event Debtor fails to cure a default within such time period, including the payment of all costs and expenses provided for in this Agreement and the Note, Lender may immediately enforce any and all rights provided to him under this Agreement and the Note.

7.   Remedies Cumulative.

     Each remedy provided in this Agreement is distinct and cumulative to all other rights or remedies under this Agreement or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order.

8.   Waiver of Statute of Limitations.

     Debtor hereby waives the right to assert any statute of limitations as a bar to the enforcement of this Agreement or to any action brought to enforce the Note or any other obligation secured by this Agreement.

9.   Notices and Delivery.

     Any notices permitted or required under this Agreement shall be deemed given upon the date of personal delivery or forty-eight (48) hours after deposit in the United States mail, postage fully prepaid, return receipt requested, addressed as follows:

                                 If to Debtor:
                            Buyersonline.com, Inc.
                            14870 Pony Express Road
                             Bluffdale, UT  84065
                            Attention:  Paul Jarman

                                 If to Lender:

or at any other address as any party may, from time to time, designate by notice given in compliance with this Section. Any deliveries required under this Agreement must be made by personal delivery at the applicable address listed above.

10.  Indemnification.

     10.1 General.

     Debtor agrees to indemnify, reimburse, and hold harmless Lender, or any agent of the Lender from and against all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, civil and criminal proceedings, penalties, fines, and other sanctions, and any attorney fees and other reasonable costs and expenses, arising out of the Debtor's gross negligence or under the doctrine of strict liability, or relating to or arising in any manner out of:

  This Agreement or the breach of any representation, warranty, or covenant made by Debtor under this Agreement; or
  Any transaction, approval, or document contemplated by the Agreement. The Parties hereto intend that this Agreement shall provide for indemnification in excess of that expressly provided for by statute, including but not limited to, any indemnification provided by the Debtor articles of incorporation, its bylaws, a vote of its shareholders or disinterested directors, or applicable law.

11.  Closing.

     For purposes of this Agreement, the term "Closing" shall occur upon Lender's funding of the Loan.

I2.  Entire Agreement.

     This Agreement, the Note, and attachments hereto and other related agreements, contain the entire understanding between and among the Parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement.

13.  Agreement Binding.

     This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the Parties hereto.

14.  Amendment and Modification.

     Subject to applicable law, this Agreement may be amended, modified, or supplemented only by a written agreement signed by the Parties.

15.  Attorneys' Fees.

     In the event arbitration, suit or action is brought by any party under this Agreement to enforce any of its terms, and in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys' fees to be fixed by the arbitrator, trial court, or appellate court.

16.  Arbitration.

     Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith and based on or arising in contract or in tort, shall, at the request of any party be determined by arbitration. The arbitration shall be conducted in Salt Lake City, Utah United States of America, in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association ("AAA"), not later than sixty (60) days after appointment of an arbitrator. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). The arbitrator shall have not the authority to award punitive damages. Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

17.  Law Governing.

     This Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

18.  Saving Clause.

     If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

19.  Titles and Captions.

     All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

20.  Further Action.

     The Parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Agreement, including, but not limited to, executing such financing statements, as the Lender may deem necessary and appropriate to protect its interests.

21.  Accredited Investor Status.

     The Lender represents and warrants that:

  He or she is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933,
  He or she has been provided with all materials and information requested by the undersigned or his or her representatives, including any information requested to verify any information furnished, and the undersigned has been provided the opportunity for direct communication between the Debtor and its representatives and the undersigned and its representatives regarding the purchase made hereby, including the opportunity to ask questions of and receive answers from the Debtor,
  He or she has no present intention of dividing any of the securities or the rights under this Agreement with others or of reselling or otherwise disposing of any portion of the securities, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance,
  He or she is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, is able to hold the securities for an indefinite period of time, and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur,
  He or she has adequate means of providing for his or her current needs and possible contingencies and has no need now and anticipates no need in the foreseeable future, to sell any portion of the securities purchased hereunder, and
  He or she was at no time solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicitation in connection with the offer, sale, or purchase of the securities through this Agreement.

22.  Counterparts.

     The terms of the Agreement are contractual and not merely recital. The Agreement may be signed in one or more counterparts, each of which shall be deemed an original. Furthermore, facsimile copies shall be deemed the same as originals. The Agreement shall be deemed fully executed and effective when all Parties have executed at least one of the counterparts, even though no single counterpart bears all such signatures.















     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.


                                    LENDER:



                        ______________________________


                        DEBTOR:  BUYERSONLINE.COM, INC.


                       ________________________________
                               By:  Paul Jarman
                        Its:  Chief  Operating Officer

                           EXHIBIT 1

                     BUYERSONLINE.COM, INC.
                        PROMISSORY NOTE

THIS PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT FOR THE HOLDER'S OWN ACCOUNT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION OF SECURITIES. THE SECURITIES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS ("BLUE SKY LAWS"). AN OFFER TO SELL OR TRANSFER OR THE SALE OR TRANSFER OF THESE SECURITIES IS UNLAWFUL UNLESS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PERMIT, AS APPLICABLE, UNDER THE SECURITIES ACT OR APPLICABLE BLUE SKY LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION AND/OR QUALIFICATION UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS IS AVAILABLE OR AN OPINION OF COUNSEL, OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY, IS PROVIDED TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS.

                            BUYERSONLINE.COM, INC.
                                PROMISSORY NOTE


Amount Advanced: $100,000                              Dated: October 24, 2001


     FOR VALUE RECEIVED, the undersigned, Buyersonline.com, Inc., a Delaware corporation ("Maker"), promises to pay to the order of _________________ or his assignee ("Lender"), the principal sum of One Hundred Thousand Dollars ($100,000) (the "Advances"), pursuant to Section 3 of this Promissory Note (the or this "Note"), as described herein (the "Maturity Date") from the date first written above (the "Execution Date").

     1.   Fixed Interest.

     The  outstanding  principal from time to time under the  Note  shall  bear
interest  at the rate of Twelve Percent (12%) per annum (the "Interest").   The
Interest shall be paid monthly as described herein.

     2.   Computation.

     All payments (including prepayments) hereunder are to be applied first to the payment of accrued Fixed Interest and the remaining balance shall be applied to the payment of principal. Accrued Fixed Interest shall be computed on the basis of a three hundred and sixty (365) day year, based on the actual number of days elapsed.

     3.   Principal and Fixed Interest Payments.

     Maker is a consumer buying organization that offers high quality monthly services (the "Services") at significantly discounted prices to residential consumers and commercial businesses on a membership basis. Maker currently has set apart the revenues from approximately 4027 of its current members (the "Current Members") that purchase the Services from Maker on a monthly basis (the "Current Members' Monthly Revenues"). Maker has bundled the Current Members' Monthly Revenues into a revenue pool (the "Revenue Pool") from which it will pay Lender additional interest (the "Additional Interest Payments") on the Loan. The Additional Interest Payments shall be calculated pro rata against the Revenue Pool. Attached hereto as Exhibit II and incorporated herein by reference is a schedule that identifies the Current Members. The Interest and the Additional Interest will be paid as follows:

       Maker will pay to Lender on or before the 10th of every month twenty percent (20%) of the Current Members' Monthly Revenues from the Revenue Pool that will be applied against the Note's principal until the Note is paid in full. Thus, each such Additional Interest Payment shall be debited against the
          Note's principal balance. For purposes of this Agreement, Current Members'
          Monthly Revenues shall mean, all revenues received from the Current Members, less taxes, PICC charges, late fees and penalties. If the Note's principal balance is not paid on or before October 24, 2002, the Additional

Interest
          Payment shall increase to twenty-five percent (25%) of the Current Members'
          Monthly Revenues, generated from the Current Members' billings for the Services until the Note's principal balance is paid in full. All principal of the Note is due and payable on or before October 24, 2003.
The Interest and the Additional Interest Payments will be paid on or before the 10th day of each month. For purposes of this Agreement, each monthly Interest payment shall be accrued against the then outstanding principal balance owing under the Note.

     3.1 Additional Interest. After the Note's principal balance is paid in full, by the Additional Interest Payments, the Additional Interest Payment shall be reduced to an amount equal to ten percent (10%) on the Current Members' Monthly Revenues generated from the Current Members' billings for the Services (including all services and/or products provided by Maker) (the "Reduced Additional Interest"). The Reduced Additional Interest will be paid on or before the 10th day of each month. The Reduced Additional Interest payment will continue until the all of the Current Members cease to purchase telecommunication or other products or services from Maker.

4.   Warrant Agreement; Piggv-Back Registration Rights.

      4.1 Warrant Agreement. In consideration of Lender tendering the Advances pursuant to the Note, Maker agrees to execute a warrant agreement (the "Warrant Agreement") to purchase shares of Maker's common stock (the "Warrant Shares"). Pursuant to the Warrant Agreement, Lender shall receive a warrant to purchase shares equaling twenty-five percent (25%) of the Loan amount, with a strike price of $2.50. For example, for every $100,000 Advanced, Lender will receive a warrant to purchase 25,000 shares of the Maker's common stock. The Warrant Shares will be exercisable for two (2) years following the Closing, defined in paragraph 11 hereof.

     4.2 Piggy-Back Registration Rights. The Warrant Shares issued to Lender, pursuant to Warrant Agreement, shall include one (1) piggyback registration right.

     5.   Designated Places of Payment.

     The Advances and interest due hereunder is payable in lawful money of the United States of America, in immediately available funds, at such place as may be designated by Lender not later than 5:00 P.M. Mountain Standard Time on the Maturity Date.

     6.   Usury Matters.

      It is expressly stipulated and agreed to be the intent of Maker and Lender to comply with at all times, the applicable state law governing the maximum rate or amount of interest payable on the Note (or applicable federal law to the extent that it permits the Lender to contract for, charge, take, reserve or receive a greater amount of interest than under applicable state law), In the event the applicable law is judicially interpreted so as to render usurious any amount called for under the Note or contracted for, charged, taken, reserved or received with respect to such indebtedness, or if Lender's exercise of his, her or its option to accelerate the maturity of the Note, or if any prepayment by Maker results in Maker having paid any interest in excess of that permitted by applicable law, then it is the express intent of both Maker and Lender that all excess amounts theretofore collected by Lender be credited to the principal balance of the Note (or, if this Note has been or would thereby be paid in full, refunded to Maker). In the event such judicial interpretation is applied to this Note, the provisions of this Note shall immediately be deemed amended and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new, or amendment to any existing, document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount legally permitted.

     7.   Waivers.

      Except as set forth elsewhere herein, Maker, for itself and its legal representatives, successors, and assigns, expressly waives presentment, protest, demand, notice of dishonor, notice of nonpayment, notice of maturity, notice of protest, notice of intent to accelerate, notice of acceleration, presentment for the purpose of accelerating maturity, and diligence in collection.

     8.   Default.

     Maker shall be deemed in default if any of the following events occur: (a) Maker fails to make any payments hereunder when due and fails to make such payment within twenty (20) days of such due date; (b) the entry of a decree or order by a court having appropriate jurisdiction adjudging Maker a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization or liquidation of Maker under the Federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee or trustee over any substantial portion of Maker's property, or ordering the winding up or liquidation of Maker's affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; (c) the institution by Maker of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee or trustee of Maker; (d) default in the obligation of Maker for borrowed money, other than this Note, which shall continue for a period of sixty (60) days, or any event that results in acceleration of the maturity of any indebtedness of Maker under any note, indenture, contract, or agreement; (e) Maker fails to comply with any material term, obligation, covenant, or condition contained in the Loan Agreement, within twenty (20) days after receipt of written notice from Lender demanding such compliance; (f) any representation or statement made or furnished to Lender by Maker or on Maker's behalf is false or misleading in any material respect; (g) any levy, seizure, attachment, hen, or encumbrance of or on Maker's property, other than those existing as of the date hereof, which is not discharged by Maker within twenty (20) days; and (h) any sale, transfer, or disposition of a material amount of Maker's property, other than in the ordinary course of business, without the written consent of the Lender.

     8.1  Cure.

     Maker shall be provided a period of thirty (30) days from the date of an event of default, as defined in Section 8 hereinabove, to cure a default. In the event Maker fails to cure any default within such time period, including the payment of all costs and expenses provided for in this Note and under the Loan and Security Agreement by and among Maker and Lender, Lender may immediately enforce any and all rights provided to him under this Note and the Loan and Security Agreement.

     9.   Acceleration, Attorneys' Fees.

     At the option of the Lender, and without demand or notice, all principal and any unpaid interest shall become immediately due and payable upon an event of default as set forth in Section 8 hereinabove. Any reasonable attorneys' fees and other expenses incurred by the Lender in enforcing any of its rights hereunder or from a bankruptcy filing relating to the Maker, or any of the other events described in Section 8 hereinabove, shall be deemed additional indebtedness of the Maker and added to the principal amount of the Note, irrespective of whether Lender files suit against Maker.





     10.  Section Headings.

     Headings and numbers have been set forth for convenience only. Unless the contrary is compelled by the context, the language set forth in each paragraph applies equally to the entire Note.

     11.  Amendments in Writing.

     This Note may only be changed, modified or amended in writing signed by the Parties.

     12.  Choice of Law.

     The Note and all transactions hereunder and evidenced hereby shall be governed by, construed under, and enforced in accordance with the laws of the State of Utah.

     Made and Executed at Salt Lake City, Utah

                            Buyersonline.com, Inc.


               ______________________________________
                               By:  Paul Jarman
                       Its:  Chief  Operating Officer
































                                  EXHIBIT III

                               WARRANT AGREEMENT


                            BUYERSONLINE.COM, INC.

                          Warrant for the Purchase of
                            Shares of Common Stock
                               Par Value $0.0001

                               WARRANT AGREEMENT

THE HOLDER OF THIS WARRANT, BY ACCEPTANCE HEREOF, BOTH WITH RESPECT TO THE WARRANT AND COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT, AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE SECURITIES ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES.

      This is to certify that, for value received _____________________ (the "Holder") is entitled to purchase from BUYERSONLINE.COM, INC. (the "Company"), on the terms and conditions hereinafter set forth, all or any part of 25,000 shares ("Warrant Shares") of the Company's common stock, par value $0.0001 (the "Common Stock"), at the purchase of $2.50 per share or the lowest price offered to any third party individual or entity in the three (3) months prior to the last "Closing," defined hereinafter (this or the "Warrant"). Upon exercise of this Warrant in whole or in part, a certificate for the Warrant Shares so purchased shall be issued and delivered to the Holder. If less than the total warrant is exercised, a new warrant of similar tenor shall be issued for the unexercised portion of this Warrant. By acceptance hereof, the Holder agrees to be bound by the terms and conditions of this Warrant.

      This Warrant is granted subject to the following further terms and conditions:

     1. This Warrant has vested and is exercisable immediately and through the period ending 5:00 p.m. Salt Lake City time two (2) years from the "Closing," as defined hereinafter (the "Exercise Period"). In order to exercise this Warrant with respect to all or any part of the Warrant Shares for which this Warrant is at the time exercisable, Holder (or in the case of exercise after Holder's death, Holder's executor, administrator, heir or legatee, as the case may be) must take the following actions:

           (a) Deliver to the Corporate Secretary of the Corporation an executed notice of exercise in substantially the form of notice attached to this Agreement (the "Exercise Notice") in which there is specified the number of Warrant Shares which are to be purchased under the exercised warrant.

          (b) Pay the aggregate Warrant Price for the purchased shares through full payment in cash or by check made payable to the Corporation's order

           (c) Furnish to the Corporation appropriate documentation that the person or persons exercising the Warrant (if other than Holder) have the right to exercise this Warrant.

           (d) For purposes of this Agreement, the Exercise Date shall be the date on which the executed Exercise Notice shall have been delivered to the Company. Except to the extent the sale and remittance procedure specified above is utilized in connection with the warrant exercise, payment of the Warrant Price for the purchased shares must accompany such Exercise Notice.

           (e) Upon such exercise, the Company shall issue and cause to be delivered with all reasonable dispatch (and in any event within three business days of such exercise) to or upon the written order of the Holder at its address, and in the name of the Holder, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise together with such other property (including cash) and securities as may then be deliverable upon such exercise. Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become a holder of record of such Warrant Shares as of the Exercise Date.

      2. The Warrant Shares have not and may not be registered as of the date of exercise of this Warrant under the Securities Act or the securities laws of any state. This Warrant and the Warrant Shares issuable on exercise of the Warrant, when and if issued, are and may be "restricted securities" as defined in Rule 144 promulgated by the Securities and Exchange Commission and must be held indefinitely unless subsequently registered under the Securities Act and any other applicable state registration requirements, or an exemption from such registration requirements for resale is available. The Warrant Shares carry one piggy back registration right. Other than the foregoing, the Company is under no obligation to register the securities under the Securities Act or under applicable state statutes. In the absence of such a registration or an available exemption from registration, sale of the Warrant Shares will be prohibited for not less than one (1) year and until the Holder receives a Letter of Opinion from the Company stating the Holder's decision to sale said Warrant Shares is in compliance with the terms of sale under Rule 144. The Holder shall confirm to the Company the representations set forth above in connection with the exercise of all or any portion of this Warrant.

      3. The number of Warrant Shares purchasable upon the exercise of this Warrant and the Warrant Price per share shall be subject to adjustment from time to time subject to the following terms. If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, the Company or its successors and assigns shall make an appropriate and proportionate adjustment in the number or kind of shares, and the per-share Warrant Price thereof, which may be issued to the Holder under this Agreement upon exercise of the Warrants granted under this Agreement. If any capital reorganization or reclassification of Common Stock, or consolidation or merger of the Company with another corporation or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful adequate provisions shall be made whereby the Holder of this Warrant shall thereafter have the right to acquire and receive on exercise hereof such shares of stock, securities, or assets as would have been issuable or payable (as part of such reorganization, reclassification, consolidation, merger or sale) with respect to or in exchange for such number of outstanding shares of Common Stock as would have been received on exercise of this Warrant immediately before such reorganization, reclassification, consolidation, merger or sale. In any such case, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof shall thereafter be applicable in relation to any shares of stock, securities, or assets thereafter deliverable on the exercise of this Warrant. The Company will not effect any such consolidation, merger, or sale unless prior to the consummation thereof the successor corporation resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument mailed or delivered to the Holder hereof at its last address appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such Holder may be entitled to acquire on exercise of this Warrant. The purchase rights represented by this Warrant shall not be exercisable with respect to a fraction of a share of Common Stock. Any fractional shares of Common Stock arising from the dilution or other adjustment in the number of shares subject to this Warrant shall be rounded up to the nearest whole share.

     4. The Company covenants and agrees that all Warrant Shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof; provided, that the Company shall have no obligation with respect to any income tax liability of the Holder.

      5. The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of Warrant Shares issuable upon the exercise of this and all other warrants of like tenor and other convertible securities then outstanding.

     6. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of this Warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

      7. The Company may deem and treat the registered owner of this Warrant as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

      8. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

      9. This Agreement shall be governed by and construed in accordance with the internal laws of the state of Utah, without regard to the principles of conflicts of law thereof.

      10. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company may at its discretion issue and deliver in exchange and substitution for and on cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen, or destroyed, a new Warrant of like tenor and representing an equivalent right or interest; but only on receipt of evidence satisfactory to the Company of such loss, theft, or destruction of this Warrant and indemnity satisfactory to the Company. The Holder shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

      11. This Agreement shall be binding on and inure to the benefit of the Company and the person to whom a warrant is granted hereunder, and such person's heirs, executors, administrators, legatees, personal representatives, assignees, and transferees.

      12. For purposes of the Warrant's Exercise Period, the "Closing" (the "Closing") referenced in paragraph 1 hereof shall relate to the date of Holder's funding of that certain loan, described in that certain "Loan Agreement," (the "Loan Agreement"), entered into on even date herewith between Holder and the Company.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by the signature of its duly authorized officer on this October 24, 2001


                            BUYERSONLINE.COM, INC.


                    By:____________________________________
                                  Paul Jarman
                         Its: Chief Operating Officer


                                Exercise Notice
          (to be signed only upon exercise of Warrant)

TO:  BUYERSONLINE.COM, INC.

      The Holder of the attached warrant hereby irrevocable elects to exercise the purchase rights represented by the warrant for, and to purchase thereunder, ________________________________ shares of common stock of BuyersOnline.com, Inc., and herewith makes payment therefor, and requests that the certificate(s) for such shares be delivered to the Holder at:

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

      If  purchase  is  to be effected by conversion of the warrant  to  Common
Stock,   the   Holder   hereby  converts  warrant  rights   with   respect   to
__________________________________ Warrant Shares represented by the Warrant.

      If acquired without registration under the Securities Act of 1933, as amended ("Securities Act"), the Holder represents that the Common Stock is being acquired without a view to, or for, resale in connection with any distribution thereof without registration or other compliance under the Securities Act and applicable state statutes, and that the Holder has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Holder understands that the Common Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Common Stock may, under certain circumstances, be inconsistent with these exemptions. The Holder acknowledges that the Common Stock must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available. The Company is under no obligation to register the Common Stock under the Securities Act. The certificates representing the Common Stock will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

      The Holder agrees and acknowledges that this purported exercise of the Warrant is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company.

     DATED this ________ day of ________________________________, __________.



                                   _______________________________________
                                   Signature

                                 Transfer Form

       FOR  VALUE  RECEIVED,  _________________________________________________
hereby sell, assign, and transfer  unto

_______________________________________________________________________________
_________

_______________________________________________________________________________
_________

_______________________________________________________________________________
_________.

warrants to purchase shares of the Common Stock of BuyersOnline.com, Inc., represented by the within instrument, and do hereby irrevocably constitute and appoint:

_______________________________________________________________________________
_________

to transfer said warrants stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated _______________________________________, _______________.


                                   ________________________________________

In presence of

     ________________________________________